     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 1998
       ===============================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR 12(G) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           __________________________

                           MANHATTAN ASSOCIATES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           GEORGIA                                        58-2373424
   (STATE OF INCORPORATION                            (I.R.S. EMPLOYER
      OR ORGANIZATION)                              IDENTIFICATION NUMBER)


                      2300 WINDY RIDGE PARKWAY, SUITE 700
                               ATLANTA, GA  30339
                                 (770) 955-7070
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                          ___________________________

IF THIS FORM RELATES TO THE REGISTRATION            IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF
OF A CLASS OF SECURITIES PURSUANT TO SECTION        SECURITIES PURSUANT TO SECTION 12(G) OF THE EXCHANGE ACT AND IS
12(B) OF THE EXCHANGE ACT AND IS EFFECTIVE          EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(D), PLEASE CHECK
PURSUANT TO GENERAL INSTRUCTION A.(C),              THE FOLLOWING BOX. [  ]
PLEASE CHECK THE FOLLOWING BOX. [  ]



 Securities Act registration statement file number to which this form relates:
                           Registration No. 333-47095


       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE


       Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $.01 par value
        -------------------------------------------------------------------
                              (Title of Class)


================================================================================
THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES. CERTAIN EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED FEBRUARY 27, 1998.

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.    Description of Registrant's Securities to be Registered.

   The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, par value $.01 per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on February 27, 1998 (Registration No. 333-47095), and as such section may be amended until the time such Registration Statement is declared effective. The Registrant's Articles of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to the aforesaid Registration Statement on Form S-1.


ITEM 2.    EXHIBITS.

   The following exhibits are filed as part of the Registration Statement.

     2(a) Registration Statement on Form S-1, as filed with the Securities and Exchange Commission (Registration No. 333-47095).

     2(b) Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-47095) as filed with the Securities and Exchange Commission on February 27, 1998).

     2(c) Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-47095) as filed with the Securities and Exchange Commission on February 27, 1998).

     2(d) Copy of form of stock certificate for the Registrant's Common Stock
          (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-47095) as filed with the Securities and Exchange Commission on February 27,
          1998).

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 MANHATTAN ASSOCIATES, INC.



                                 By:  /s/ Michael J. Casey
                                      --------------------
                                      Michael J. Casey
                                      Treasurer


Date:   April ___, 1998